UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2017
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    On May 4, 2017, Jack Markell was elected to the Board of Directors of Graham Holdings Company (the “Company”). The Board has not yet determined whether Mr. Markell will be a member of any committee of the Board. The Board determined that Mr. Markell qualifies as an "independent director" under New York Stock Exchange listing standards. There are no family relationships between Mr. Markell and any director or executive officer of the Company or any related party transactions involving Mr. Markell and the Company. There is no arrangement or understanding between Mr. Markell and any other person pursuant to which he was selected as a director. Mr. Markell’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors, which consists of an annual cash retainer and reimbursement of out-of-pocket expenses for the meetings that he attends. The Company's non-employee director compensation practices are described in the Proxy Statement for the Company's 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 23, 2017 under the heading "Director Compensation."

A copy of the Company's press release announcing the election of Mr. Markell is furnished as Exhibit 99.1 to the Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 4, 2017, Graham Holdings Company held its Annual Meeting of Stockholders. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Directors

The Company’s stockholders elected the nine persons nominated as Directors of the Company as set forth below:

Class A Common Stock Nominees

	For	Withheld	Abstain	Broker Non-Votes
Lee C. Bollinger	964,001	0	0	0
Thomas S. Gayner	964,001	0	0	0
Donald E. Graham	964,001	0	0	0
Timothy J. O'Shaughnessy	964,001	0	0	0
G. Richard Wagoner, Jr.	964,001	0	0	0
Katharine Weymouth	964,001	0	0	0

Class B Common Stock Nominees

	For	Withheld	Abstain	Broker Non-Votes
Christopher C. Davis	3,515,140	146,899	0	0
Anne M. Mulcahy	3,620,615	41,424	0	0
Larry D. Thompson	3,632,997	29,042	0	0

Proposal 2: Advisory Vote to Approve 2016 Compensation Awarded to Named Executive Officers

The Company’s Class A stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2016, as set forth below:

Class A Common Stock

For	Withheld	Abstain	Broker Non-Votes
964,001	0	0	0

Proposal 3: Advisory vote to determine the frequency of future advisory votes on compensation awarded to the Company’s named executive officers

The Company’s Class A stockholders approved, on an advisory basis, that an annual vote be held on compensation paid to the Company’s named executive officers, as set forth below:

Class A Common Stock

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
964,001	0	0	0	0

Proposal 4: Re-approval of the Graham Holdings Company 2012 Incentive Compensation Plan performance goals

The Company’s Class A stockholders re-approved the performance goals under the Graham Holdings Company 2012 Incentive Compensation Plan, as set forth below:

Class A Common Stock

For	Withheld	Abstain	Broker Non-Votes
964,001	0	0	0

Item 9.01	Financial Statements and Exhibits

Item 9.01(d) Exhibits

Exhibit No.        Description

99.1            Press Release dated May 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company (Registrant)
Date: May 4, 2017	/s/ Nicole Maddrey
(Signature) Nicole Maddrey Senior Vice President, Secretary and General Counsel